                          ---------------------------------
                                    MORGAN STANLEY
                                   INDIA INVESTMENT
                                      FUND, INC.
                          ---------------------------------



                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER






                                    MORGAN STANLEY
                             INDIA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

John S.Y. Chu
DIRECTOR

Gerard La Hausse de Louviere
DIRECTOR

Gerard E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Fergus Reid
DIRECTOR

Samuel T. Reeves
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the six months ended June 30, 1998, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -4.42% compared to -16.85% for the U.S. dollar adjusted Bombay Stock Exchange
(BSE) National Index (the "BSE National Index"). For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on February 25, 1994 through June 30, 1998, the Fund's total return, based on net asset value per share, was -25.57% and -39.24%, respectively, compared with -34.07% and -47.81%, respectively, for the BSE National Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $6 7/16 representing a 23.7% discount to the Fund's net asset value per share.

The immediate outlook for the market is uncertain. On the positive side India remains by and large insulated from the carnage hitting Asia and should deliver at a minimum, 5% gross domestic product growth (highest in Asia except maybe China). The market remains very cheap at 10 times March 1999 estimated earnings, and is now in the 4th year of a bear market.

On a micro basis, India continues to offer the widest selection of companies available in any market in Asia, with many being truly "world class". The Indian market continues to offer the highest return on earnings in the region and Economic Valued Added ("EVA") as a concept is gaining root in corporate India.

Even on pure macro numbers the situation is not too bad. The rupee has stabilized at 42.40 INR = 1 U.S. dollar and should end the year at 44.00 INR = 1 U.S. dollar. Interest rates have moved up about 50-75 basis points, but should stabilize at levels 50 basis points higher. The foreign exchange reserves situation is also stable with an expected inflow of $3-4 billion in the Resurgent India Bond issue.

The market's inability to move higher stems from the political uncertainty facing the country as well as a strong feeling that reforms as a concept are dead. There is also a strong sense of fatigue among investors. The uncertainty caused by the nuclear explosions and imposition of sanctions by the developed countries has on the margin reduced portfolio flows as well.

The Union Budget presented on June 1, 1998, was also a big disappointment. Most investors had felt that after the imposition of sanctions, the government, would deliver a "Big Bang Budget" full of reform to avoid international isolation and create incentive for Foreign Direct Investment ("FDI"). Unfortunately, the Budget failed to live up to these expectations and the poor international sentiment towards India subsequent to the nuclear blasts was only reinforced.

Given the political outlook and the poor visibility on the economy we remain defensive on the market and our Fund is being structured on these lines. We remain positive on software, media, pharmaceuticals and the FMCG sectors and we are holding on to our large weightings in these sectors. Concurrently, certain well managed cyclicals and capital goods stocks have declined to very attractive valuations and we are looking to add these to our Fund.

On July 28, 1998, the Fund announced that its Board of Directors had authorized a share repurchase program for the Fund for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. The Fund commenced the repurchase program on August 10th and will continue to repurchase the Fund's outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Vinod Sethi continues to have primary responsibility for the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley India Investment Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
  HISTORICAL
  INFORMATION                                                             TOTAL RETURN (%)
                                               -----------------------------------------------------------------------
                                                 MARKET VALUE (1)        NET ASSET VALUE (2)         INDEX (3)
                                               ---------------------    ---------------------    ---------------------
                                                             AVERAGE                  AVERAGE                  AVERAGE
                                               CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                               ----------    -------    ----------    -------    ----------    -------
                    Fiscal Year To Date          -23.13%         --        -4.42%         --       -16.85%         --
                    One Year                     -50.24      -50.24%      -25.57      -25.57%      -34.07      -34.07%
                    Since Inception*             -53.65      -16.22       -39.24      -10.83       -47.81      -13.91

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION


                                    [GRAPH]

                                                                    YEAR ENDED DECEMBER 31,                     SIX MONTHS
                                                                                                                   ENDED
                                                                                                                 JUNE 30,
                                                      1994*           1995           1996           1997           1998
                                                     -------         ------         ------         ------      -----------
     Net Asset Value Per Share ...........          $  13.99        $  8.91        $  8.81        $  8.83        $  8.44
     Market Value Per Share ..............          $  11.25        $  9.13        $  9.50        $  8.38        $  6.44
     Premium/(Discount) ..................             -19.6%           2.5%           7.8%          -5.1%         -23.7%
     Capital Gains Distributions .........          $   0.17             --             --             --             --
     Fund Total Return (2) ...............              0.72%        -36.31%         -1.12%          0.23%         -4.42%
     Index Total Return (3) ..............             -7.88%        -31.53%         -6.49%          6.43%        -16.85%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras.
  *  The Fund commenced operations on February 25, 1994.

Morgan Stanley India Investment Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DIVERSIFICATION OF TOTAL INVESTMENTS


                                        [CHART]
Equity Securities                       (98.8%)
Short-Term Investments                   (1.1%)
Fixed Income Securities                  (0.1%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTORS


                                       [CHART]
Automobiles                             (15.0%)
Banking                                  (3.3%)
Broadcasting & Publishing                (5.7%)
Chemicals                                (5.0%)
Electronic Components & Instruments     (12.3%)
Energy Equipment & Services             (14.0%)
Financial Services                       (7.1%)
Health & Personal Care                   (9.6%)
Machinery & Engineering                  (3.0%)
Transportation--Road & Rail              (7.9%)
Other                                   (17.1%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
   1.  Bharat Heavy Electricals Ltd.                               13.4%
   2.  Infosys Technology Ltd.                                     11.3
   3.  Container Corp. of India Ltd.                                7.9
   4.  Housing Development Finance Corp., Ltd.                      6.8
   5.  Zee Telefilms Ltd.                                           5.1
   6.  Punjab Tractors Ltd.                                         3.5
   7.  Smithkline Beecham Pharmaceuticals (India) Ltd.              3.2
   8.  Hero Honda Ltd.                                              3.1
   9.  State Bank of India Ltd.                                     2.6
  10.  Hoechst Schering Agrevo Ltd.                                 2.2
                                                                   -----
                                                                   59.1%
                                                                   -----
                                                                   -----

FINANCIAL STATEMENTS
-------------
STATEMENT OF NET ASSETS (UNAUDITED)
-------------
June 30, 1998

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS (96.7%)
(Unless otherwise noted)
----------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (1.7%)
(a,b)Bharat Pipes & Fittings Ltd.                        150    U.S.$    -- @
  Blow Plast Ltd.                                    434,600            311
  Phillips India Ltd.                                225,950            474
  Supreme Industries Ltd.                            832,900          4,394
                                                               -------------
                                                                      5,179
                                                               -------------
----------------------------------------------------------------------------
AUTOMOBILES (15.0%)
  Apollo Tyres Ltd.                                  256,750            533
  Autolite Ltd.                                          300             -- @
  Bajaj Tempo Ltd.                                     4,031             15
(a,b)Bajaj Tempo Ltd. (Rights)                           851              1
  Castrol (India) Ltd.                                 3,296             46
  Ceat Ltd.                                           65,133             33
  Denso India Ltd.                                   737,900            435
  Elgi Tyres & Tread Ltd.                            273,400          1,902
  Engine Valves Ltd.                                 195,700            609
  Hero Honda Ltd.                                    451,064          9,314
  LML Ltd.                                               900              2
(a)Lumax Industries Ltd.                             441,200            386
(a)Modi Rubber Ltd.                                      100             -- @
  Motherson Sumi Systems Ltd.                        335,857            275
  Motor Industries Co., Ltd.                          31,657          2,863
  MRF Ltd.                                           109,280          4,976
(a,b)Patheja Bros Forgings
  & Stamp Ltd.                                       450,000            115
  Premier Instruments Ltd.                           245,987            381
(a)Punjab Tractors Ltd.                              560,670         10,668
(a,b)Rane Brakes & Lining Ltd.                         7,200             25
  Rane Madras Ltd.                                   213,100            342
  Rico Auto Industries Ltd.                          221,000            469
  S.K.F. Bearings Ltd.                                52,356            969
  Subros Auto Ltd.                                   159,395            215
(a,b)Sundaram Brake Linings Ltd.                       2,850              6
  Sundaram Fasteners Ltd.                            488,050          3,799
  Tata Engineering & Locomotive Ltd.                  56,402            221
  TVS Suzuki Ltd.                                    612,500          6,436
  VST Tillers & Tractors Ltd.                        173,000            122
                                                               -------------
                                                                     45,158
                                                               -------------
----------------------------------------------------------------------------
BANKING (3.3%)
  Federal Bank Ltd.                                      100             -- @
  HDFC Bank Ltd.                                   1,558,700          2,362
  State Bank of India Ltd.                         1,549,870          7,724
                                                               -------------
                                                                     10,086
                                                               -------------
----------------------------------------------------------------------------
BEVERAGES & TOBACCO (2.0%)
  ITC Ltd.                                           396,641          6,099
(a)McDowell & Co., Ltd.                                  300             -- @
                                                               -------------
                                                                      6,099
                                                               -------------
----------------------------------------------------------------------------

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
BROADCASTING & PUBLISHING (5.7%)
  Navneet Publications Ltd.                          233,100   U.S.$    413
(a,b)New Delhi Television Ltd.                       333,300            377
  Tata Donnelley Ltd.                                293,250          1,072
  Zee Telefilms Ltd.                               1,409,600         15,293
                                                               -------------
                                                                     17,155
                                                               -------------
----------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.9%)
  Associated Cement Co., Ltd.                             36              1
(a)Bell Ceramics Ltd.                                  1,600             -- @
(a)Gujarat Sidhee Cement Ltd.                            200             -- @
     ITW Signode India Ltd.                        1,077,500          1,423
     Madras Cements Ltd.                              16,975          1,432
                                                               -------------
                                                                      2,856
                                                               -------------
----------------------------------------------------------------------------
CHEMICALS (5.0%)
(a,b)Ciba Specialty Chemicals
    (India) Ltd.                                     165,485            406
  Colour-Chem Ltd.                                    64,602          3,123
  Hoechst Shering Agrevo Ltd.                        374,880          6,543
  ICI India Ltd.                                     619,600          2,908
(a)Indian Organic Chemicals Ltd.                          60             -- @
(a)ITC Agrotech Co., Ltd.                                100             -- @
  Jaysynth Dyechem Ltd.                              179,300             51
(a)Monsanto Chemicals of India                        99,800          1,619
  Reliance Industries Ltd.                            48,152            163
  Sudarshan Chemicals Ltd.                           258,877            286
                                                               -------------
                                                                     15,099
                                                               -------------
----------------------------------------------------------------------------
CONSTRUCTION & HOUSING (0.0%)
  Hindustan Construction Ltd.                            350             -- @
                                                               -------------
----------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION (1.7%)
  NIIT Ltd.                                          128,000          4,288
  Tata Infotech Ltd.                                  30,100            939
                                                               -------------
                                                                      5,227
                                                               -------------
----------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (0.2%)
  Asian Electronics Ltd.                             211,600            521
                                                               -------------
----------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS (12.3%)
  Datar Switchgear Ltd.                              215,900            144
(a)Fujitsu ICIM Ltd.                                 655,215            834
  Infosys Technology Ltd.                            649,600         34,054
  Mastek Ltd.                                         16,900             80
  Modi Xerox Ltd.                                  1,077,500          1,678
  Rolta India Ltd.                                     5,000              5
  S&S Power Switchgear Ltd.                              100             -- @
  Samtel Colour Ltd.                                 756,950            133
(a,b)VHEL Industries Ltd.                                100             -- @
                                                               -------------
                                                                     36,928
                                                               -------------
----------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (14.0%)
  Bharat Heavy Electricals Ltd.                    6,965,600   U.S.$ 40,405
  Crompton Greaves Ltd.                              118,130             95
(a)Jyoti Structures Ltd.                             167,750            249
  KEC International Ltd.                             175,557            116
  Kirloskar Oil Engine Ltd.                           84,238             73
  Shiram Honda Power Equipment Ltd.                  353,630          1,168
                                                               -------------
                                                                     42,106
                                                               -------------
----------------------------------------------------------------------------
ENERGY SOURCES (0.2%)
(a)Bharat Petroleum Corp., Ltd.                       78,000            645
(a,b)Renewable Energy Ltd.                           247,800             15
                                                               -------------
                                                                        660
                                                               -------------
----------------------------------------------------------------------------
FINANCIAL SERVICES (7.1%)
  Canfin Homes Ltd.                                  922,050            324
  Housing Development Finance Corp., Ltd.            289,382         20,427
  ICICI Ltd. - New                                       980              2
  Industrial Finance Corp., (India) Ltd.               1,400              1
(a)Sundaram Finance Ltd.                             119,800            664
(a)UTI-MasterPlus 91                                 359,400             86
  UTI-MasterShares Ltd.                                7,400              2
                                                               -------------
                                                                     21,506
                                                               -------------
----------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.6%)
  Smithkline Beecham Consumer Health Care Ltd.       208,420          1,907
  Western Hatcheries Ltd.                              1,733              1
                                                               -------------
                                                                      1,908
                                                               -------------
----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.2%)
  Ballarpur Industries Ltd.                              500             -- @
(a)Paper Products Ltd. - New                         299,900            354
  Pudumjee Ltd.                                       97,450             68
  Tamilnadu Newsprint & Paper Ltd.                   385,000            158
                                                               -------------
                                                                        580
                                                               -------------
----------------------------------------------------------------------------
HEALTH & PERSONAL CARE (9.6%)
  Cheminor Drugs Ltd.                                243,650            715
(b)Cipla Ltd.                                        318,050          5,183
  Clariant (India) Ltd.                               67,000            276
  E. Merck (India) Ltd.                              406,275          1,942
  Godrej Soaps Ltd.                                   32,850             27
  Hindustan Lever Ltd.                                   292             10
  Hoechst Marion Roussel India Ltd.                  585,200          5,466
  Indian Shaving Products Ltd.                           100              2
  Lakme Ltd.                                          64,730            137
  Marico Industries Ltd.                             283,200          1,603
  Pfizer Ltd.                                            100              1
  Smithkline Beecham
    Pharmaceuticals (India) Ltd.                   1,144,390          9,561
----------------------------------------------------------------------------



                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
HEALTH & PERSONAL CARE (CONTINUED)
  Sun Pharmaceutical Industries Ltd.                 532,500   U.S.$  3,573
(a)TTK Biomed Ltd.                                   143,700             34
  Unichem Labs Ltd.                                  162,700            468
                                                               -------------
                                                                     28,998
                                                               -------------
----------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (0.5%)
  Carborundum Universal Ltd.                         493,300            867
  Chicago Pneumatic India Ltd.                       324,940            575
                                                               -------------
                                                                      1,442
                                                               -------------
----------------------------------------------------------------------------
LEISURE & TOURISM (0.0%)
(a)Indian Hotels Co., Ltd.                                50             -- @
(a)ITC Hotels Ltd.                                       800              2
                                                               -------------
                                                                          2
                                                               -------------
----------------------------------------------------------------------------
MACHINERY & ENGINEERING (3.0%)
  Advani-Oerlikon Ltd.                                14,865              7
  Ahmednagar Forgings Ltd.                               800             -- @
  Baharat Earth Movers Ltd.                            1,100              1
  Elgi Equipments Ltd.                               107,850            432
(a)Esab India Ltd.                                   564,850          1,017
  Graphite India Ltd.                                255,100            192
  Indian Seamless Metal Tubes Ltd.                        30             -- @
(a,b)Indian Seamless Metal Tubes Ltd. - New          106,120             39
  Kabra Extrusion Technik Ltd.                       152,600             66
  Kirloskar Cummins Ltd.                             398,440          3,315
  Lakshmi Machine Works Ltd.                          18,778            547
(a)Lakshmi Synthetic Machinery Ltd.                  152,400             65
  M.M. Forgings Ltd.                                     200             -- @
  Praj Industries Ltd.                               221,600            165
  Revathi-CP Equipment Ltd.                          298,600          2,570
  Thermax Ltd.                                       129,100            401
  Wartsila Diesel Ltd.                                64,400            244
                                                               -------------
                                                                      9,061
                                                               -------------
----------------------------------------------------------------------------
MANUFACTURING (0.5%)
  Asahi India Safety Glass Ltd.                      152,300          1,580
                                                               -------------
----------------------------------------------------------------------------

METALS -- NON-FERROUS (0.0%)
(a)Pennar Aluminum Co., Ltd.                         102,100             11
                                                               -------------
----------------------------------------------------------------------------
METALS -- STEEL (0.2%)
(a)India Seamless Steel & Alloy Ltd.                  79,100              3
  Isibars Ltd.                                       442,100            113
(a)Steel Authority of India Ltd.                         400             -- @
  Steel Authority of India Ltd. GDR                  150,000            367
  Tata Iron & Steel Co., Ltd.                            350              1
  Uttam Galva Steels Ltd.                                100             -- @
                                                               -------------
                                                                        484
                                                               -------------
----------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.7%)
  Essel Packaging Ltd.                               368,100   U.S.$  1,380
  Flex Industries Ltd.                                    50             -- @
  Su-Raj Diamonds Ltd.                                   100             -- @
  Titan Industries Ltd.                              651,775            618
                                                               -------------
                                                                      1,998
                                                               -------------
----------------------------------------------------------------------------
MULTI-INDUSTRY (2.8%)
  Birla VXL Ltd.                                         100             -- @
(a,b)Delta International                             570,000             57
(a)J.K. Corp., Ltd.                                       30             -- @
  Larsen & Toubro Ltd.                                 1,295              7
(a)Novartis India Ltd.                               732,550          6,479
(a,b)Rajapalayam Mills                                17,100            948
(a)Ramco Industries Ltd.                              84,700            971
                                                               -------------
                                                                      8,462
                                                               -------------
----------------------------------------------------------------------------
RECREATION -- OTHER CONSUMER GOODS (0.1%)
  Tube Investments of India Ltd.                      52,916             43
  Tube Investments of India Ltd. GDR                 198,133            119
(a)Vashishti Detergents Ltd.                             400             -- @
                                                               -------------
                                                                        162
                                                               -------------
----------------------------------------------------------------------------
RETAIL -- GENERAL (0.0%)
(a)Timex Watches Ltd.                                 67,000             27
                                                               -------------
----------------------------------------------------------------------------
TEXTILES & APPAREL (1.5%)
(a)Bata India Ltd.                                   545,602          1,746
  Coates of India Ltd.                               238,150            413
  Coates of Viyella India Ltd.                        79,550             72
(a,b)Coates of Viyella India Ltd. - New              300,000            269
(a,b)Coates of Viyella India Ltd. (Rights)                30             -- @
(a)G.T.N. Textiles Ltd.                               10,700              8
  Indo Rama Synthetics Ltd.                            1,325             -- @
(a)J.K. Synthetics Ltd.                            1,208,658             57
  Mahavir Spinning Mills Ltd.                        491,000            623
  Maral Overseas Ltd.                                650,600            292
  Raymond Ltd.                                           250             -- @
(a)Sanotgen Exports Ltd.                                 100             -- @
  Shree Rajasthan Syntex Ltd.                             50             -- @
(a)SIV Industries Ltd. GDR                           313,500            125
  SRF Ltd.                                           665,119            235
  Vardhaman Polytex Ltd.                               2,800              3
  Vardhaman Spinning & General Mills Ltd.            373,500            529
(a)Viral Syntex Ltd.                                 209,200              9
  Woolworth India Ltd.                                 1,100             -- @
                                                               -------------
                                                                      4,381
                                                               -------------
----------------------------------------------------------------------------
TRANSPORTATION -- ROAD & RAIL (7.9%)
  Container Corp. of India Ltd.                    2,195,500         23,664
                                                               -------------
----------------------------------------------------------------------------


                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (0.0%)
  Tata Hydro Electric Power Supply Co., Ltd.              50   U.S.$     -- @
                                                               -------------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$309,943)                                               291,340
                                                               -------------
----------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
----------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.1%)
----------------------------------------------------------------------------
METALS -- STEEL (0.0%)
(b)Tata SSL Ltd. - New
     14.00%, 12/6/02                         INR          14             12
                                                               -------------
----------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.1%)
(b)Garware Plastics & Polyester Ltd.
     16.00%, 5/1/05                                      277            376
                                                               -------------
----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES
  (Cost U.S.$662)                                                       388
                                                               -------------
----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.1%)
  Indian Rupee (Cost U.S.$3,182)                     134,447          3,171
                                                               -------------
----------------------------------------------------------------------------
TOTAL INVESTMENTS (97.9%)
    (Cost U.S.$313,787)                                             294,899
                                                               -------------
----------------------------------------------------------------------------
OTHER ASSETS (4.8%)
  Cash                                       U.S.$       140
  Receivable for Investments Sold                      9,957
  Dividends Receivable                                 2,489
  Foreign Withholding Tax Reclaim Receivable           1,966
  Share Application Money                                 25
  Deferred Organization Costs                              8
  Other Assets                                            50         14,635
                                             ----------------  -------------
----------------------------------------------------------------------------
LIABILITIES (-2.7%)
  Payable For:
    Investments Purchased                             (6,040)
    Custodian Fees                                    (1,580)
    Investment Advisory Fees                            (278)
    Professional Fees                                    (76)
    Shareholder Reporting Expenses                       (70)
    Directors' Fees and Expenses                         (60)
    Administrative Fees                                  (31)
  Other Liabilities                                      (96)        (8,231)
                                             ----------------  -------------
----------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 35,707,092, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                          U.S.$  301,303
                                                             ---------------
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                    U.S.$     8.44
                                                             ---------------
----------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
  Common Stock                                                          357
  Capital Surplus                                                   489,541
  Undistributed Net Investment Income                                   530
  Accumulated Net Realized Loss                                    (170,117)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations                               (19,008)
----------------------------------------------------------------------------
TOTAL NET ASSETS                                             U.S.$  301,303
                                                             ---------------
----------------------------------------------------------------------------

 (a) --  Non-income producing
 (b) -- Security valued at fair value -- see note A-1 to financial statements. @ -- Value is less than U.S.$500.
 GDR --  Global Depositary Receipt
June 30, 1998, exchange rate --
         Indian Rupee (INR) 42.400= U.S.$1.00









       The accompanying notes are an integral part of the financial statements.

                                                                                                          SIX MONTHS
                                                                                                            ENDED
                                                                                                        JUNE 30, 1998
                                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$  4,034
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               91
---------------------------------------------------------------------------------------------------------------------
      Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,125
---------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,778
    Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,164
    Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              183
    Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               78
    Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               52
    Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               49
    Sub-Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13
    Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                8
    Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               56
---------------------------------------------------------------------------------------------------------------------
      Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,381
---------------------------------------------------------------------------------------------------------------------
        Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              744
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (64,303)
    Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (361)
---------------------------------------------------------------------------------------------------------------------
      Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (64,664)
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           49,797
    Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . .              (20)
---------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . .           49,777
---------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . .          (14,887)
---------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . .   U.S.$  (14,143)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                                JUNE 30, 1998         YEAR ENDED
                                                                                                 (UNAUDITED)       DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                                  (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        U.S.$  744       U.S.$  (2,577)
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (64,664)            (49,684)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . .            49,777              53,284
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations. . . . . . . . . . . . . .           (14,143)              1,023
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           315,446             314,423
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (accumulated net investment
    loss) of U.S.$530 and U.S.$(214), respectively). . . . . . . . . . . . . . . . . . . . .    U.S.$  301,303      U.S.$  315,446
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED                 YEAR ENDED DECEMBER 31,                PERIOD FROM
SELECTED PER SHARE DATA AND                     JUNE 30, 1998   -----------------------------------------   FEBRUARY 25, 1994* TO
RATIOS:                                          (UNAUDITED)        1997           1996          1995         DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . .     U.S.$  8.83    U.S.$  8.81    U.S.$  8.91    U.S.$ 13.99        U.S.$  14.10
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . .              --             --             --             --               (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . .            0.02          (0.07)         (0.08)         (0.16)               0.04
Net Realized and Unrealized Gain (Loss)
  on Investments . . . . . . . . . . . . . .           (0.41)          0.09          (0.02)         (4.92)               0.05
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . .           (0.39)          0.02          (0.10)         (5.08)               0.09
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain. . . . . . . . . . . . .              --             --             --             --               (0.09)
  In Excess of Net Realized Gain . . . . . .              --             --             --             --               (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . .              --             --             --             --               (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . .     U.S.$  8.44    U.S.$  8.83    U.S.$  8.81    U.S.$  8.91        U.S.$  13.99
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . .     U.S.$  6.44    U.S.$  8.38    U.S.$  9.50    U.S.$  9.13        U.S.$  11.25
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . .          (23.13)%       (11.84)%         4.11%        (18.89)%            (19.01)%
  Net Asset Value (1). . . . . . . . . . . .           (4.42)%         0.23%         (1.12)%       (36.31)%             0.72%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . .    U.S.$301,303   U.S.$315,446   U.S.$314,423   U.S.$318,045        U.S.$499,481
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . .            2.09%**        2.06%          2.10%          3.16%               1.61%**
Ratio of Net Investment Income
  to Average Net Assets. . . . . . . . . . .            0.46%**       (0.70)%        (0.85)%        (1.48)%              0.33%**
Portfolio Turnover Rate. . . . . . . . . . .              13%            25%            28%            28%                 19%
-----------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.




       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------
     Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends up to May 31, 1997. Subsequent to that date, the Indian Government has withdrawn the withholding tax on dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at December 31, 1997 relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ended March 31, 1998.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. As of the date of these financial statements, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
     currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis.
     Interest    income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the six months ended June 30, 1998, the Fund incurred international custodian fees of $1,160,000, of which $1,160,000 was payable to the International Custodian at June 30, 1998.

E. During the six months ended June 30, 1998, the Fund made purchases and sales totaling $41,447,000 and $43,428,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. For the six months ended June 30, 1998, the Fund incurred $47,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $310,605,000, and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $18,877,000, of which $85,190,000 related to appreciated securities and $104,067,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $96,874,000 available to offset future capital gains of which $19,397,000 will expire on December 31, 2003, $31,596,000 will expire on December 31, 2004 and $45,881,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. In connection with its organization and initial public offering of shares, the Fund incurred $65,000 and $1,164,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning February 25, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At June 30, 1998, the Fund owned an aggregate of approximately $62,254,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets at June 30, 1998. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $46,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. In June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 25. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          J.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley India Investment Fund, Inc. was held on June 25, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                       VOTES IN         VOTES         AUTHORITY         VOTES
PROPOSAL:                                                              FAVOR OF        AGAINST         WITHHELD       ABSTAINED
---------                                                             ----------       -------        ---------       ---------
1.  To elect the following Directors:   Michael F. Klein . . . . . . .20,722,202          --           265,703             --
                                        John S.Y. Chu. . . . . . . . .20,735,890          --           252,020             --
                                        Fergus Reid. . . . . . . . . .20,735,884          --           252,026             --

2.  To ratify the selection of PricewaterhouseCoopers LLP
    as independent accountants of the Fund . . . . . . . . . . . . . .20,787,706     141,462                --         58,739

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley India Investment Fund, Inc.
                         American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353